EXHIBIT 99.1



                                                  [LOGO] PHOENIX


                                            FINANCIAL SUPPLEMENT

                                      The Phoenix Companies, Inc.








                                               December 31, 2007

                                               [graphic omitted]

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                      TRANSFER AGENT AND REGISTRAR
FIRM                               ANALYST                For information or assistance regarding your account, please contact our
Citigroup                          Keith Walsh            transfer agent and registrar:
Credit Suisse Securities (USA)     Tom Gallagher          The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
JP Morgan                          Jimmy Bhullar          P.O. Box 358015, Pittsburgh, PA 15258
Keefe Bruyette & Woods, Inc.       Jukka Lipponen         Toll-free: 1-800-490-4258 TTY 1-888-269-5221
Langen McAlenney                   Robert Glasspiegel     Fax: 1-212-815-2777, e-mail: shrrelations@bnymellon.com
Lehman Brothers                    Eric Berg              Web: www.bnymellon.com/shareowner/isd
Merrill Lynch                      Edward Spehar
Raymond James & Associates         Steven Schwartz
UBS                                Andrew Kligerman

                                                           FOR MORE INFORMATION
                                                           To receive additional information, including financial supplements and
                                                           Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

SHAREHOLDER INFORMATION
SECURITY LISTINGS                                                The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc.                  Investor Relations
is traded on the New York Stock Exchange (NYSE) under            One American Row
the symbol "PNX." Our 7.45 percent bond is traded on             P.O. Box 5056, Hartford, CT 06102-5056
the NYSE under the symbol "PFX."                                 Phone: 1-860-403-7100
                                                                 Fax: 1-860-403-7880
                                                                 e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of "operating income" which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Within our Asset Management segment, we also consider earnings before interest, taxes, depreciation and amortization ("EBITDA"). Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

Total operating return on equity ("ROE") is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                            DECEMBER 2007 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

Financial Highlights........................................................   1
Financial Highlights........................................................   2
Life and Annuity Earnings Summary...........................................   4
  Variable Universal Life...................................................   6
  Universal Life / Interest Sensitive.......................................   8
  Life and Private Placement Sales..........................................  10
  Annuities.................................................................  12
Supplementary Life and Annuity Information..................................  14
Asset Management............................................................  16
Asset Management Net Flows and Assets Under Management......................  18
Venture Capital Segment.....................................................  20
Corporate and Other.........................................................  21
Consolidated Statement of Income - GAAP Format..............................  23
Consolidating Fourth Quarter 2007 Income Statement..........................  25
Condensed Consolidated Balance Sheet -- Preliminary.........................  26
General Account Investment Portfolio Summary................................  27
General Account GAAP Net Investment Income Yields...........................  28
General Account Realized Investment Gains and Losses........................  30

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2007 (unaudited)
(amount in millions, except per share data)

For the Period Ended:                                                                     December 31,
                                                          -------------------------------------------------------------------------
                                                               2007           2006           2005          2004            2003
                                                          -------------  -------------  -------------  -------------  -------------
BALANCE SHEET INFORMATION
General Account Invested Assets                            $  15,739.9    $  16,107.8    $  16,717.2    $  17,334.6    $  17,237.1
Separate Account Assets                                       10,820.3        9,458.6        7,722.2        6,950.3        6,083.2
Total Assets                                                  30,206.9       29,007.2       27,712.3       28,359.3       27,559.2
Indebtedness                                                     627.7          685.4          751.9          690.8          639.0
Total Stockholders' Equity                                     2,289.9        2,236.1        2,007.1        2,022.4        1,947.8
Total Stockholders' Equity,
  excluding SFAS 115, other accumulated OCI and
  FIN 46-R                                                 $   2,481.0    $   2,364.6    $   2,118.9    $   2,018.5    $   1,925.3
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                 $   2,399.9    $   2,239.4    $   2,017.1
Total Operating Return on Equity (1)                              5.64%          3.89%          4.99%
Average Tangible Common Equity (2)                         $   1,703.1    $   1,516.8    $   1,280.4
Total Operating Return on Average Tangible Equity (2)             7.94%          5.74%          7.86%

Debt to Total Capitalization                                      21.5%          23.5%          27.3%          25.5%          24.7%

Book Value Per Share                                       $     20.04    $     19.67    $     21.10     $    21.32    $     20.62
Book Value Per Share, excluding SFAS 115 and other
  accumulated OCI                                          $     21.25    $     20.33    $     21.72     $    20.70    $     19.96
Book Value Per Share, excluding SFAS 115, other
  accumulated OCI and FIN 46-R                             $     21.71    $     20.80    $     22.28     $    21.27    $     20.39
Period-end Common Shares Outstanding                             114.3          113.7           95.1           94.9           94.4
                                                          =============  =============  =============   ============  =============

-----------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                              $     174.0    $     174.0    $     204.2     $    204.1    $     175.0
Senior Unsecured Bonds - due 2008                                153.7          153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                                0.5            2.0            8.0           10.3
Bank Credit Facility                                                                            25.0           25.0
Other                                                                            57.2           67.0
                                                          -------------  -------------  -------------   ------------  -------------
Total Indebtedness                                         $     627.7    $     685.4    $     751.9     $    690.8    $     639.0
                                                          =============  =============  =============   ============  =============

-----------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
  COMPANY (3)

Capital, Surplus and Surplus Notes                         $     848.1    $     932.4    $     885.5     $    814.6    $     762.9
Asset Valuation Reserve (AVR)                                    192.6          187.9          210.8          213.6          198.6
                                                          -------------  -------------  -------------   ------------  -------------
Capital, Surplus, Surplus Notes and AVR                    $   1,040.7    $   1,120.3    $   1,096.3     $  1,028.2    $     961.5
                                                          =============  =============  =============   ============  =============
Policyholder Dividend Liability                            $     355.6    $     348.9    $     356.1     $    403.3    $     408.5
Interest Maintenance Reserve                               $     (44.4)   $     (44.3)   $     (23.1)    $    (31.3)   $     (30.2)
Statutory Gain From Operations                             $     115.2    $     131.6    $     106.2     $     35.1    $      69.7
Statutory Net Income                                       $      80.0    $     162.0    $      61.0     $     47.1    $      21.5
                                                          =============

(1) This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. December 2007 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2007 (unaudited)
(amount in millions, except per share data)

                                                                                         December 31,
                                                          -------------------------------------------------------------------------
                                                               2007           2006          2005            2004           2003
                                                          -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT SUMMARY

OPERATING INCOME
  Life Insurance                                           $     195.9    $     209.7    $     180.5    $     130.1    $     100.4
  Annuities                                                       19.8            4.0           12.0           12.7           (1.0)
                                                          -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                                         215.7          213.7          192.5          142.8           99.4
Asset Management Segment                                           7.4          (28.6)         (10.5)           0.1           (8.7)
  Venture Capital Segment (1)                                                                   14.8           19.3           36.2
Corporate and Other                                              (47.5)         (62.0)         (71.3)         (60.8)         (45.3)
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME, BEFORE INCOME TAXES                      175.6          123.1          125.5          101.4           81.6
Applicable Income Taxes                                           40.3           36.0           24.9           22.5           21.8
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING INCOME                                           135.3           87.1          100.6           78.9           59.8
Net Realized Investment Gains (Losses)                            (8.9)          21.8           25.5           11.8            3.2
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                                   1.0           (1.0)           1.3          (12.9)          (2.4)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                                              (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                                          (14.7)
Surplus Notes Tender Costs                                                                                     (6.4)
Management Restructuring and Early
  Retirement Costs                                                               (9.1)         (12.5)         (21.9)          (8.4)
Other income                                                                                                                   1.3
                                                          -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                         127.4           98.8          107.9           90.7           (1.5)
Income (Loss) from Discontinued Operations                        (3.5)           1.1            0.5           (4.3)          (4.7)
                                                          -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                                          $     123.9    $      99.9    $     108.4    $      86.4    $      (6.2)
                                                          =============  =============  =============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
 Weighted-Average Shares Outstanding                             114.1          110.9           95.0           94.7           94.2
                                                          -------------  -------------  -------------  -------------  -------------
Total Operating Income Per Share                           $      1.19    $      0.78    $      1.06    $      0.83    $      0.64
Net Income (Loss) Per Share                                $      1.09    $      0.90    $      1.14    $      0.91    $     (0.07)

DILUTED
 Weighted-Average Shares Outstanding and
   Dilutive Potential Common Shares (2)                          116.0          113.2          102.4          100.8           96.6
                                                          -------------  -------------  -------------  -------------  -------------
Total Operating Income Per Share                           $      1.17    $      0.77    $      0.98    $      0.78    $      0.62
Net Income (Loss) Per Share                                $      1.07    $      0.88    $      1.06    $      0.86    $     (0.07)
                                                          =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 102.4 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Fourth Quarter 2007 (unaudited)
(amount in millions, except per share data)

Quarters ended

                                                                2006                                        2007
                                             ------------------------------------------  ------------------------------------------
                                               March       June    September  December     March      June     September  December
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
OPERATING INCOME
Life Insurance                                $  32.6    $  42.1    $  51.2    $  83.8    $  56.0    $  45.5    $  44.6    $  49.8
Annuities                                         5.7        0.5        6.0       (8.2)       6.9        5.2        5.1        2.6
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Life and Annuity Segment                         38.3       42.6       57.2       75.6       62.9       50.7       49.7       52.4
Asset Management Segment                        (34.6)       1.3        6.6       (1.9)       0.6        2.3        2.6        1.9
Corporate and Other                             (17.4)     (14.5)     (14.8)     (15.3)      (9.2)     (16.2)     (11.3)     (10.8)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL OPERATING INCOME (LOSS),
  BEFORE INCOME TAXES                           (13.7)      29.4       49.0       58.4       54.3       36.8       41.0       43.5
Applicable Income Taxes (Benefit)                (7.5)       9.4       11.7       22.4       16.9        2.9        6.7       13.8
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL OPERATING INCOME (LOSS)                    (6.2)      20.0       37.3       36.0       37.4       33.9       34.3       29.7
Net Realized Investment Gains (Losses)           11.4        2.9       (2.0)       9.5       12.2       (1.0)       0.8      (20.9)
Realized Gains (Losses) - Investments
  Pledged as Collateral Consolidated
  Under FIN 46-R                                 (1.0)       0.1        0.1       (0.2)       0.2       (0.1)       0.5        0.4
Management Restructuring and
  Early Retirement Costs                         (2.5)      (3.8)      (1.4)      (1.4)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING OPERATIONS                 1.7       19.2       34.0       43.9       49.8       32.8       35.6        9.2
Gain (Loss) from Discontinued Operations                     0.4        0.3        0.4        0.8        0.4                  (4.7)
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCOME                                    $   1.7    $  19.6    $  34.3    $  44.3    $  50.6    $  33.2    $  35.6    $   4.5
                                             =========  =========  =========  =========  =========  =========  =========  =========

-----------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding             103.6      112.7      113.6      113.7      113.8      114.1      114.2      114.2
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Income (Loss) Per Share       $ (0.06)   $  0.18    $  0.33    $  0.32    $  0.33    $  0.30    $  0.30    $  0.26
Net Income Per Share                          $  0.02    $  0.17    $  0.30    $  0.39    $  0.44    $  0.29    $  0.31    $  0.04

DILUTED
Weighted-Average Shares Outstanding
  and Dilutive Potential Common Shares          106.2      115.9      116.0      115.4      115.1      115.6      115.8      115.8
                                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Income (Loss) Per Share       $ (0.06)   $  0.17    $  0.32    $  0.31    $  0.32    $  0.29    $  0.30    $  0.26
Net Income Per Share                          $  0.02    $  0.17    $  0.30    $  0.38    $  0.44    $  0.29    $  0.31    $  0.04
                                                                                                                          =========

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                          December 31,
                                                          -------------------------------------------------------------------------
                                                               2007           2006          2005           2004            2003
                                                          -------------  -------------  -------------  -------------  -------------
OPERATING INCOME
Variable Universal Life                                    $      41.1    $      52.7    $      69.6    $      35.7    $      35.0
Universal Life (1)                                                59.6           53.3           47.9           34.4           21.7
Other Life and Annuity (2)                                         0.4            2.7            1.5            1.6            0.1
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL CORE LIFE INSURANCE                                        101.1          108.7          119.0           71.7           56.8
                                                          -------------  -------------  -------------  -------------  -------------
Traditional Life, excluding Closed Block                          27.8           31.2          (11.7)         (18.3)         (36.5)
Traditional Life, Closed Block                                    67.0           69.8           73.2           76.7           80.1
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL TRADITIONAL LIFE                                            94.8          101.0           61.5           58.4           43.6
                                                          -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                                            195.9          209.7          180.5          130.1          100.4
Annuities                                                         19.8            4.0           12.0           12.7           (1.0)
                                                          -------------  -------------  -------------  -------------  -------------
OPERATING INCOME, BEFORE INCOME TAXES                            215.7          213.7          192.5          142.8           99.4
Allocated Income Taxes (3)                                        66.5           67.9           51.3           36.4           31.1
                                                          -------------  -------------  -------------  -------------  -------------
OPERATING INCOME                                                 149.2          145.8          141.2          106.4           68.3
Net Realized Investment Gains (Losses)                            (1.6)          (1.0)          22.7           (2.5)          (4.7)
Management Restructuring and Early Retirement Costs                                             (0.1)          (7.3)          (1.3)
                                                          -------------  -------------  -------------  -------------  -------------
NET INCOME                                                 $     147.6    $     144.8    $     163.8    $      96.6    $      62.3
                                                          =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.

(2) Other Life and Annuity includes WS Griffith prior to 2005.

(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                             2006                                        2007
                                          ------------------------------------------  ------------------------------------------
                                            March       June    September  December     March      June     September  December
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
OPERATING INCOME

Variable Universal Life                    $   8.5    $   9.2    $  11.0    $  24.0    $   8.8    $  11.0    $  11.9    $   9.4
Universal Life (1)                             7.9       11.4       17.1       16.9       17.5       17.7       10.3       14.1
Other Life and Annuity                         0.4        0.9        0.6        0.8        0.4        0.5        0.1       (0.6)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL CORE LIFE INSURANCE                     16.8       21.5       28.7       41.7       26.7       29.2       22.3       22.9
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Traditional Life, excluding Closed Block      (1.7)       3.2        5.1       24.6       12.6       (0.5)       5.6       10.1

Traditional Life, Closed Block                17.5       17.4       17.4       17.5       16.7       16.8       16.7       16.8
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL TRADITIONAL LIFE                        15.8       20.6       22.5       42.1       29.3       16.3       22.3       26.9
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL, LIFE INSURANCE                         32.6       42.1       51.2       83.8       56.0       45.5       44.6       49.8

Annuities                                      5.7        0.5        6.0       (8.2)       6.9        5.2        5.1        2.6
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
OPERATING INCOME, BEFORE INCOME TAXES         38.3       42.6       57.2       75.6       62.9       50.7       49.7       52.4
Allocated Income Taxes                        12.0       13.0       15.1       27.8       19.6       16.7       11.6       18.6
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
OPERATING INCOME                              26.3       29.6       42.1       47.8       43.3       34.0       38.1       33.8
Net Realized Investment Gains (Losses)        (4.2)       0.5        2.4        0.3        0.5        0.5        2.5       (5.1)
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCOME                                 $  22.1    $  30.1    $  44.5    $  48.1    $  43.8    $  34.5    $  40.6    $  28.7
                                          =========  =========  =========  =========  =========  =========  =========  =========

(1) Universal Life includes interest sensitive whole life contracts.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                           December 31,
                                            -------------------------------------------------------------------------
                                                 2007           2006          2005           2004            2003
                                            -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      32.5    $      27.6    $      32.5    $      29.6    $      30.1
Cost of Insurance (COI)                             81.9           77.8           76.7           74.6           72.1
Interest Earned                                      9.9            9.2            6.3            5.9            5.6
Surrender Charges                                    6.6            6.7            7.1            6.9            6.9
                                            -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                     130.9          121.3          122.6          117.0          114.7
                                            -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                   28.7           31.9           28.5           30.5           23.2
Interest Credited                                    5.8            4.8            4.6            3.7            3.6
DAC Amortized                                       30.1            8.4           (4.4)          22.2           20.8
Operating Expenses                                  25.2           23.5           24.3           24.9           32.1
                                            -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      89.8           68.6           53.0           81.3           79.7
                                            -------------  -------------  -------------  -------------  -------------
OPERATING INCOME BEFORE TAX                  $      41.1    $      52.7    $      69.6    $      35.7    $      35.0
                                            =============  =============  =============  =============  =============

---------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      15.8    $      13.5    $      13.6    $      16.3    $      21.4
Controllable Expenses and Other                     34.1           29.6           26.8           34.0           44.6
                                            -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              49.9           43.1           40.4           50.3           66.0
Deferred Acquisition Costs                         (24.7)         (19.6)         (16.1)         (25.4)         (33.9)
                                            -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      25.2    $      23.5    $      24.3    $      24.9    $      32.1
                                            =============  =============  =============  =============  =============

---------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding Private Placement      $     153.8    $     149.0    $     171.4    $     185.4    $     204.0
  Surrenders, excluding Private Placement         (102.1)         (85.9)         (84.4)         (60.6)         (59.8)
                                            -------------  -------------  -------------  -------------  -------------
    Net Sales, excluding Private Placement          51.7           63.1           87.0          124.8          144.2
    Private Placement, Net Sales                    50.4            1.0           36.7           45.3          139.8
                                            -------------  -------------  -------------  -------------  -------------
  TOTAL NET SALES                                  102.1           64.1          123.7          170.1          284.0
  Deaths                                           (19.6)          (4.7)          (3.6)          (2.2)          (1.4)
  Interest Credited                                195.3          259.9          141.5          170.0          262.7
  Acquisitions (Dispositions)                      218.8
  Fees                                             (33.5)         (30.4)         (30.3)         (31.0)         (36.4)
  Cost of Insurance                                (79.9)         (75.8)         (74.6)         (72.4)         (69.8)
                                            -------------  -------------  -------------  -------------  -------------
    Change in FUM                                  383.2          213.1          156.7          234.5          439.1
Beginning Balance                                2,312.9        2,099.8        1,943.1        1,708.6        1,269.5
                                            -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,696.1    $   2,312.9    $   2,099.8    $   1,943.1    $   1,708.6
                                            =============  =============  =============  =============  =============
Gross Life Insurance In Force (1)            $  24,714.2    $  24,164.6    $  24,767.7    $  25,382.0    $  24,603.0
                                            =============  =============  =============  =============  =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                     2006                                               2007
                             -------------------------------------------------- ---------------------------------------------------
                                 March       June      September     December      March         June      September     December
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
PRE-TAX INCOME
Fees                          $      7.2   $     7.5   $      7.2   $      5.7   $      8.0   $      8.2   $      7.7   $      8.6
Cost of Insurance (COI)             19.6        19.4         19.3         19.5         20.3         20.1         20.2         21.3
Interest Earned                      1.6         1.9          3.1          2.6          2.4          2.4          2.6          2.5
Surrender Charges                    2.1         1.8          1.6          1.2          2.1          1.4          1.9          1.2
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
TOTAL REVENUES                      30.5        30.6         31.2         29.0         32.8         32.1         32.4         33.6
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
Net Death and Disability
  Benefits                           8.3         7.3          7.5          8.8          9.0          5.6          6.4          7.7
Interest Credited                    1.0         1.0          1.4          1.4          1.4          1.4          1.4          1.6
DAC Amortized                        6.8         6.8          6.0        (11.2)         7.2          7.0          7.5          8.4
Operating Expenses                   5.9         6.3          5.3          6.0          6.4          7.1          5.2          6.5
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
TOTAL EXPENSES                      22.0        21.4         20.2          5.0         24.0         21.1         20.5         24.2
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
OPERATING INCOME BEFORE TAX   $      8.5   $     9.2   $     11.0   $     24.0   $      8.8   $     11.0   $     11.9   $      9.4
                             ============ =========== ============ ============ ============ ============ ============ ============

-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions   $      2.9   $     3.4   $      3.5   $      3.7   $      4.3   $      3.5   $      3.3   $      4.7
Controllable Expenses and
  Other                              6.8         8.7          6.5          7.6          9.4          8.5          6.6          9.6
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
TOTAL CURRENT EXPENSES               9.7        12.1         10.0         11.3         13.7         12.0          9.9         14.3
Deferred Acquisition Costs          (3.8)       (5.8)        (4.7)        (5.3)        (7.3)        (4.9)        (4.7)        (7.8)
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
OPERATING EXPENSES            $      5.9   $     6.3   $      5.3   $      6.0   $      6.4   $      7.1   $      5.2   $      6.5
                             ============ =========== ============ ============ ============ ============ ============ ============

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT (FUM)
  Deposits, excluding
    Private Placement         $     37.5   $    35.5   $     34.8   $     41.2   $     40.2   $     34.7   $     32.7   $     46.2
  Surrenders, excluding
    Private Placement              (19.9)      (20.9)       (21.3)       (23.8)       (24.1)       (26.1)       (28.5)       (23.4)
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
    Net Sales, excluding
      Private Placement             17.6        14.6         13.5         17.4         16.1          8.6          4.2         22.8
    Private Placement, Net
      Sales                          9.2       (11.9)         0.7          3.0          8.8         10.8          6.4         24.4
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
  TOTAL NET SALES                   26.8         2.7         14.2         20.4         24.9         19.4         10.6         47.2
  Deaths                            (2.7)       (0.8)        (0.8)        (0.4)        (3.3)        (6.6)        (8.3)        (1.4)
  Interest Credited                101.0       (16.0)        61.0        113.9         58.1        112.7         25.9         (1.4)
  Acquisitions (Dispositions)                                                                                                218.8
  Fees                              (7.1)       (8.1)        (7.2)        (8.0)        (8.1)        (8.4)        (7.1)        (9.9)
  Cost of Insurance                (18.9)      (18.9)       (18.8)       (19.2)       (19.8)       (19.6)       (19.3)       (21.2)
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
    Change in FUM                   99.1       (41.1)        48.4        106.7         51.8         97.5          1.8        232.1
Beginning Balance                2,099.8     2,198.9      2,157.8      2,206.2      2,312.9      2,364.7      2,462.2      2,464.0
                             ------------ ----------- ------------ ------------ ------------ ------------ ------------ ------------
ENDING FUND BALANCE           $  2,198.9   $ 2,157.8   $  2,206.2   $  2,312.9   $  2,364.7   $  2,462.2   $  2,464.0   $  2,696.1
                             ============ =========== ============ ============ ============ ============ ============ ============
Gross Life Insurance
  In Force (1)                $ 24,652.2   $24,274.0   $ 24,164.2   $ 24,164.6   $ 24,320.5   $ 24,170.9   $ 24,138.8   $ 24,714.2
                             ============ =========== ============ ============ ============ ============ ============ ============

(1) 2006 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                    December 31,
                                     -------------------------------------------------------------------------
                                         2007            2006          2005           2004           2003
                                     -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
 Fees                                 $      36.6    $      27.2    $      17.9    $      19.1    $      17.3
 Cost of Insurance (COI)                    258.9          184.9          109.9           90.7           78.9
 Interest Earned                            123.9          116.5          108.7          100.4           98.2
 Surrender Charges                            3.5            3.7            3.2            3.2            2.5
                                     -------------  -------------  -------------  -------------  -------------
 TOTAL REVENUES                             422.9          332.3          239.7          213.4          196.9
                                     -------------  -------------  -------------  -------------  -------------
 Net Death and Disability Benefits          124.1           98.0           61.8           58.4           51.4
 Interest Credited                           86.4           79.6           74.5           74.6           78.0
 DAC Amortized                               91.4           55.5           17.9           20.3           17.7
 Operating Expenses                          61.4           45.9           37.6           25.7           28.1
                                     -------------  -------------  -------------  -------------  -------------
 TOTAL EXPENSES                             363.3          279.0          191.8          179.0          175.2
                                     -------------  -------------  -------------  -------------  -------------
 OPERATING INCOME BEFORE TAX          $      59.6    $      53.3    $      47.9    $      34.4    $      21.7
                                     =============  =============  =============  =============  =============

--------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions          $     157.9    $     104.9    $      51.1    $      24.9    $      28.2
 Controllable Expenses and Other            257.4          176.2           96.5           64.3           74.8
                                     -------------  -------------  -------------  -------------  -------------
 TOTAL CURRENT EXPENSES                     415.3          281.1          147.6           89.2          103.0
 Deferred Acquisition Costs                (353.9)        (235.2)        (110.0)         (63.5)         (74.9)
                                     -------------  -------------  -------------  -------------  -------------
 OPERATING EXPENSES                   $      61.4    $      45.9    $      37.6    $      25.7    $      28.1
                                     =============  =============  =============  =============  =============

--------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)
   Deposits                           $     540.9    $     417.1    $     297.8    $     229.4    $     217.8
   Surrenders                               (77.0)         (84.7)         (94.1)        (126.2)        (118.6)
                                     -------------  -------------  -------------  -------------  -------------
     NET SALES                              463.9          332.4          203.7          103.2           99.2
   Deaths                                   (22.9)         (20.5)         (22.3)         (16.9)         (19.4)
   Interest Credited                         86.3           79.6           78.7           74.6           78.0
   Fees                                     (48.6)         (36.6)         (26.8)         (23.5)         (24.9)
   Cost of Insurance                       (258.9)        (184.9)        (109.9)         (90.7)         (78.9)
                                     -------------  -------------  -------------  -------------  -------------
     Change in FUM                          219.8          170.0          123.4           46.7           54.0
 Beginning Balance                        1,904.1        1,734.1        1,610.7        1,564.0        1,510.0
                                     -------------  -------------  -------------  -------------  -------------
 ENDING FUND BALANCE                  $   2,123.9    $   1,904.1    $   1,734.1    $   1,610.7    $   1,564.0
                                     =============  =============  =============  =============  =============
 Gross Life Insurance In Force        $  27,358.2    $  20,402.1    $  16,303.0    $  14,103.7    $  12,830.3
                                     =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                2006                                                    2007
                       ------------------------------------------------------  ----------------------------------------------------
                           March          June       September     December        March         June      September     December
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
PRE-TAX INCOME
 Fees                   $      8.0    $      5.4    $      7.0    $      6.8    $      6.7    $     7.5    $     9.7    $     12.7
 Cost of Insurance (COI)      42.0          44.5          46.5          51.9          56.1         59.5         65.7          77.6
 Interest Earned              27.0          29.1          29.7          30.7          30.7         30.0         31.8          31.4
 Surrender Charges             1.0           0.3           1.7           0.7           0.7          0.8          0.7           1.3
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
 TOTAL REVENUES               78.0          79.3          84.9          90.1          94.2         97.8        107.9         123.0
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------

 Net Death and
   Disability Benefits        27.6          23.9          15.8          30.7          24.7         20.3         38.9          40.2
 Interest Credited            19.4          19.8          19.9          20.5          21.0         21.0         21.4          23.0
 DAC Amortized                 9.6          13.7          21.9          10.3          18.6         24.1         22.0          26.7
 Operating Expenses           13.5          10.5          10.2          11.7          12.4         14.7         15.3          19.0
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
 TOTAL EXPENSES               70.1          67.9          67.8          73.2          76.7         80.1         97.6         108.9
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------

 OPERATING INCOME
   BEFORE TAX           $      7.9    $     11.4    $     17.1    $     16.9    $     17.5    $    17.7    $    10.3    $     14.1
                       ============  ============  ============  ============  ============  ===========  ===========  ============

-----------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and
   Concessions          $     34.7    $     14.1    $     21.6    $     34.5    $     23.5    $    26.6    $    42.4    $     65.4
 Controllable Expenses
   and Other                  51.6          32.2          35.9          56.5          39.1         47.9         67.3         103.1
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
 TOTAL CURRENT EXPENSES       86.3          46.3          57.5          91.0          62.6         74.5        109.7         168.5
 Deferred Acquisition
   Costs                     (72.8)        (35.8)        (47.3)        (79.3)        (50.2)       (59.8)       (94.4)       (149.5)
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
 OPERATING EXPENSES     $     13.5    $     10.5    $     10.2    $     11.7    $     12.4    $    14.7    $    15.3    $     19.0
                       ============  ============  ============  ============  ============  ===========  ===========  ============

-----------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER
   MANAGEMENT (FUM)
   Deposits             $    135.5    $     73.7    $     88.7    $    119.2    $     92.3    $   100.2    $   146.4    $    202.0
   Surrenders                (22.5)        (21.3)        (22.4)        (18.5)        (21.9)       (19.3)       (16.2)        (19.6)
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
       NET SALES             113.0          52.4          66.3         100.7          70.4         80.9        130.2         182.4
   Deaths                     (6.8)         (5.4)         (5.1)         (3.2)         (8.3)        (4.2)        (4.7)         (5.7)
   Interest Credited          19.4          19.8          19.9          20.5          21.0         21.0         21.3          23.0
   Fees                      (11.4)         (6.5)         (8.2)        (10.5)         (8.2)        (8.9)       (12.8)        (18.7)
   Cost of Insurance         (42.0)        (44.5)        (46.4)        (52.0)        (56.1)       (59.5)       (65.7)        (77.6)
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
       Change in FUM          72.2          15.8          26.5          55.5          18.8         29.3         68.3         103.4
 Beginning Balance         1,734.1       1,806.3       1,822.1       1,848.6       1,904.1      1,922.9      1,952.2       2,020.5
                       ------------  ------------  ------------  ------------  ------------  -----------  -----------  ------------
 ENDING FUND BALANCE    $  1,806.3    $  1,822.1    $  1,848.6    $  1,904.1    $  1,922.9    $ 1,952.2    $ 2,020.5    $  2,123.9
                       ============  ============  ============  ============  ============  ===========  ===========  ============
 Gross Life Insurance
   In Force             $ 17,667.4    $ 18,217.0    $ 19,025.8    $ 20,402.1    $ 21,311.6    $22,575.0    $24,422.2    $ 27,358.2
                       ============  ============  ============  ============  ============  ===========  ===========  ============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                       December 31,
                                                          -------------------------------------------------------------------
                                                              2007         2006           2005         2004          2003
                                                          -----------  ------------  ------------  ------------  ------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life                                    $    21.9    $     16.7    $     16.1    $     18.2    $     30.1
Universal Life/Interest Sensitive                              308.2         221.9         104.4          47.5          67.5
Term Life                                                       22.2          20.3          16.4          15.3          19.2
Participating Whole Life                                                                                                 0.6
                                                          -----------  ------------  ------------  ------------  ------------
Life Insurance Annualized Premium (1)                          352.3         258.9         136.9          81.0         117.4
                                                          ===========  ============  ============  ============  ============

Variable Universal Life                                          8.0           8.6           6.4          10.8          20.1
Universal Life/Interest Sensitive                               65.0          61.8          49.2          53.2          61.6
                                                          -----------  ------------  ------------  ------------  ------------
Life Insurance Single Premium                                   73.0          70.4          55.6          64.0          81.7
                                                          ===========  ============  ============  ============  ============

Variable Universal Life                                         29.9          25.3          22.5          29.0          50.2
Universal Life/Interest Sensitive                              373.2         283.7         153.6         100.7         129.1
Term Life                                                       22.2          20.3          16.4          15.3          19.2
Participating Whole Life                                                                                                 0.6
                                                          -----------  ------------  ------------  ------------  ------------
Total Wholesaler Life Insurance Premium (2)                $   425.3    $    329.3    $    192.5    $    145.0    $    199.1
                                                          ===========  ============  ============  ============  ============

Gross Life Insurance in Force                              $ 156,909    $  144,139    $  134,780    $  127,466    $  123,354
                                                          ===========  ============  ============  ============  ============

Average face amount for life insurance sales               $     1.2    $      1.2    $      1.1    $      1.0    $      1.0
                                                          ===========  ============  ============  ============  ============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)            $    59.2    $     33.5    $     46.5    $     60.1    $    149.5
Annuity                                                        399.7       1,020.2         773.8         152.6         394.9
                                                          -----------  ------------  ------------  ------------  ------------
Total Private Placement Life and Annuity Deposits          $   458.9    $  1,053.7    $    820.3    $    212.7    $    544.4
                                                          ===========  ============  ============  ============  ============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT (FUM)             $ 5,039.2    $  4,055.5    $  2,776.4    $  1,898.5    $  1,535.5
                                                          ===========  ============  ============  ============  ============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                 2006                                                   2007
                         ----------------------------------------------------  ----------------------------------------------------
                           March          June       September     December        March         June      September     December
                         ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
LIFE INSURANCE SALES

WHOLESALER CHANNEL
Variable Universal Life   $      2.8    $     4.9    $     3.2    $      5.8    $      6.4    $     4.7    $     5.1    $      5.7
Universal Life/Interest
   Sensitive                    83.5         30.2         42.4          65.8          40.2         53.4         86.7         127.9
Term Life                        5.5          4.5          4.7           5.6           5.5          5.2          4.4           7.1
                         ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
Life Insurance
   Annualized
   Premium (1)                  91.8         39.6         50.3          77.2          52.1         63.3         96.2         140.7
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============

Variable Universal Life          1.1          2.1          2.8           2.6           2.4          1.6          1.2           2.8
Universal Life/Interest
   Sensitive                    18.0          9.1         15.5          19.2           7.8         12.3         18.9          26.0
                         ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
Life Insurance Single
   Premium                      19.1         11.2         18.3          21.8          10.2         13.9         20.1          28.8
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============

Variable Universal Life          3.9          7.0          6.0           8.4           8.8          6.3          6.3           8.5
Universal Life/Interest
   Sensitive                   101.5         39.3         57.9          85.0          48.0         65.7        105.6         153.9
Term Life                        5.5          4.5          4.7           5.6           5.5          5.2          4.4           7.1
                         ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
Total Wholesaler
   Life Insurance
   Premium (2)            $    110.9    $    50.8    $    68.6    $     99.0    $     62.3    $    77.2    $   116.3    $    169.5
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============

Gross Life Insurance
   in Force               $  137,628    $ 139,242    $ 140,937    $  144,139    $  146,355    $ 148,572    $ 151,282    $  156,909
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============
Average face amount for
   life insurance sales   $      1.3    $     1.1    $     1.2    $      1.2    $      1.2    $     1.1    $     1.2    $      1.2
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============
PRIVATE PLACEMENT LIFE
   AND ANNUITY DEPOSITS
Variable Universal Life
   (annualized
   and single)            $      8.5    $    17.3    $     1.7    $      6.0    $     11.4    $    13.2    $     7.6    $     27.0
Annuity                          3.4         42.6         33.1         941.1          54.2        146.7         47.5         151.3
                         ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
Total Private Placement
   Life and Annuity
   Deposits               $     11.9    $    59.9    $    34.8    $    947.1    $     65.6    $   159.9    $    55.1    $    178.3
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============

PRIVATE PLACEMENT
   FUNDS UNDER
   MANAGEMENT (FUM)       $  2,783.9    $ 2,912.2    $ 2,989.4    $  4,055.5    $  4,185.0    $ 4,539.2    $ 4,561.6    $  5,039.2
                         ============  ===========  ===========  ============  ============  ===========  ===========  ============

(1) Annualized Premium represents first year premiums on an annual basis.

(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                       December 31,
                                                          -------------------------------------------------------------------
                                                              2007         2006          2005          2004          2003
                                                          -----------  ------------  ------------  ------------  ------------
PRE-TAX INCOME
 Fees                                                      $    74.7    $     66.9    $     65.4    $     63.8    $     57.2
 Surrender Charges                                               5.6           6.3           7.0           5.8           7.4
 Interest earned on GIA and Required Interest                  100.7         131.7         165.1         158.0         150.1
                                                          -----------  ------------  ------------  ------------  ------------
 TOTAL REVENUES                                                181.0         204.9         237.5         227.6         214.7
                                                          -----------  ------------  ------------  ------------  ------------

 Mortality Cost                                                 (2.0)          5.8           6.6           8.9           4.4
 DAC Amortized                                                  55.7          66.6          62.6          35.7          26.5
 Interest Credited                                              64.8          87.4         112.1         123.2         133.0
 Operating Expenses                                             42.7          41.1          44.2          47.1          51.8
                                                          -----------  ------------  ------------  ------------  ------------
 TOTAL EXPENSES                                                161.2         200.9         225.5         214.9         215.7
                                                          -----------  ------------  ------------  ------------  ------------

 OPERATING INCOME (LOSS) BEFORE TAX                        $    19.8    $      4.0    $     12.0    $     12.7    $     (1.0)
                                                          ===========  ============  ============  ============  ============
-----------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions                               $    48.9    $     39.7    $     38.2    $     42.6    $     51.1
 Controllable Expenses and Other                                49.6          40.8          37.9          48.2          66.2
                                                          -----------  ------------  ------------  ------------  ------------
 TOTAL CURRENT EXPENSES                                         98.5          80.5          76.1          90.8         117.3

 Deferred Acquisition Costs                                    (55.8)        (39.4)        (31.9)        (43.7)        (65.5)
                                                          -----------  ------------  ------------  ------------  ------------
 OPERATING EXPENSES                                        $    42.7    $     41.1    $     44.2    $     47.1    $     51.8
                                                          ===========  ============  ============  ============  ============
-----------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)
 Deposits, excluding Discontinued Products and
    Private Placement                                      $   627.0    $    414.7    $    312.9    $    423.3    $    620.1
 Surrenders, excluding Discontinued Products and
    Private Placement                                         (609.2)       (690.2)       (584.4)       (490.8)       (471.7)
                                                          -----------  ------------  ------------  ------------  ------------
     Net Sales, excluding Discontinued Products and
      Private Placement                                         17.8        (275.5)       (271.5)        (67.5)        148.4
     Net Sales, Private Placement                              228.4         807.4         587.9         121.9         362.7
    Net Sales, Discontinued Products                          (327.7)       (684.1)       (363.8)       (186.3)         51.6
                                                          -----------  ------------  ------------  ------------  ------------
 TOTAL NET SALES                                               (81.5)       (152.2)        (47.4)       (131.9)        562.7
 Deaths                                                        (77.3)        (87.0)        (80.2)        (81.6)        (71.4)
 Interest Credited                                             783.3         949.6         545.8         628.2         895.2
 Fees                                                          (72.6)        (70.9)        (63.0)        (59.8)        (57.7)
                                                          -----------  ------------  ------------  ------------  ------------
    Change in FUM                                              551.9         639.5         355.2         354.9       1,328.8
 Beginning Balance                                           8,677.6       8,038.1       7,702.9       7,348.0       6,019.2
                                                          -----------  ------------  ------------  ------------  ------------
 ENDING FUND BALANCE                                       $ 9,229.5    $  8,677.6    $  8,058.1    $  7,702.9    $  7,348.0
                                                          ===========  ============  ============  ============  ============

 VA Funds in Guaranteed Interest Accounts (1)              $   750.8    $  1,030.8    $  1,553.8    $  1,939.1    $  2,067.4
                                                          ===========  ============  ============  ============  ============

 Private Placements Funds (1)                              $ 3,963.2    $  3,302.8    $  2,099.3    $  1,297.9    $  1,021.9
                                                          ===========  ============  ============  ============  ============

 Discontinued Funds (1)                                    $   946.6    $  1,263.3    $  1,727.1    $  2,080.3    $  2,221.7
                                                          ===========  ============  ============  ============  ============

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                        2006                                             2007
                                   ----------------------------------------------  ------------------------------------------------
                                      March       June      September   December     March        June      September     December
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
PRE-TAX INCOME
 Fees                               $   16.6    $   16.8    $   16.3    $   17.2    $   17.3    $   18.6    $     18.8    $   20.0
 Surrender Charges                       1.5         1.7         1.6         1.5         1.6         1.4           1.4         1.2
 Interest earned on GIA and
    Required Interest                   35.5        34.3        30.8        31.1        27.1        26.4          24.6        22.6
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
 TOTAL REVENUES                         53.6        52.8        48.7        49.8        46.0        46.4          44.8        43.8
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
 Mortality Cost                          0.3         1.4         1.9         2.2        (1.0)        2.8           2.5        (6.3)
 DAC Amortized                          11.2        16.3        12.0        27.1        12.3         9.6          12.3        21.5
 Interest Credited                      25.1        24.2        19.2        18.9        17.3        17.2          15.1        15.2
 Operating Expenses                     11.3        10.4         9.6         9.8        10.5        11.6           9.8        10.8
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
 TOTAL EXPENSES                         47.9        52.3        42.7        58.0        39.1        41.2          39.7        41.2
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
 OPERATING INCOME (LOSS)
    BEFORE TAX                      $    5.7    $    0.5    $    6.0    $   (8.2)   $    6.9    $    5.2    $      5.1    $    2.6
                                   ==========  ==========  ==========  ==========  ==========  ==========  ============  ==========

-----------------------------------------------------------------------------------------------------------------------------------

 OPERATING EXPENSES
 Commissions and Concessions        $    9.9    $   10.2    $    9.1    $   10.5    $   10.9    $   12.3    $     11.3    $   14.4
 Controllable Expenses and Other        10.1         9.7         9.6        11.4        11.9        13.8          11.4        12.5
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
 TOTAL CURRENT EXPENSES                 20.0        19.9        18.7        21.9        22.8        26.1          22.7        26.9
 Deferred Acquisition Costs             (8.7)       (9.5)       (9.1)      (12.1)      (12.3)      (14.5)        (12.9)      (16.1)
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------

 OPERATING EXPENSES                 $   11.3    $   10.4    $    9.6    $    9.8    $   10.5    $   11.6    $      9.8    $   10.8
                                   ==========  ==========  ==========  ==========  ==========  ==========  ============  ==========

-----------------------------------------------------------------------------------------------------------------------------------

 FUNDS UNDER MANAGEMENT (FUM)
    Deposits, excluding
       Discontinued Products and
       Private Placement            $   90.3    $  102.4    $  101.7    $  120.3    $  131.3    $  158.6    $    140.7    $  196.4
    Surrenders, excluding
       Discontinued Products and
       Private Placement              (167.8)     (186.7)     (176.7)     (159.0)     (159.0)     (149.5)       (151.5)     (149.2)
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
       Net Sales, excluding
          Discontinued Products
          and Private Placement        (77.5)      (84.3)      (75.0)      (38.7)      (27.7)        9.1         (10.8)       47.2
       Net Sales, Private Placement   (140.8)       18.5         6.6       923.1        29.0       124.2         (41.4)      116.6
       Net Sales, Discontinued
          Products                    (176.1)     (343.8)     (101.0)      (63.2)      (73.9)     (120.8)        (81.6)      (51.4)
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
    TOTAL NET SALES                   (394.4)     (409.6)     (169.4)      821.2       (72.6)       12.5        (133.8)      112.4
    Deaths                             (22.6)      (23.6)      (21.4)      (19.4)      (21.2)      (22.8)        (17.6)      (15.7)
    Interest Credited                  319.2        80.9       206.7       342.8       169.6       372.5         151.6        89.6
    Fees                               (15.8)      (16.2)      (16.0)      (22.9)      (17.8)      (17.6)        (17.0)      (20.2)
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
       Change in FUM                  (113.6)     (368.5)       (0.1)    1,121.7        58.0       344.6         (16.8)      166.1
 Beginning Balance                   8,038.1     7,924.5     7,556.0     7,555.9     8,677.6     8,735.6       9,080.2     9,063.4
                                   ----------  ----------  ----------  ----------  ----------  ----------  ------------  ----------
 ENDING FUND BALANCE                $7,924.5    $7,556.0    $7,555.9    $8,677.6    $8,735.6    $9,080.2    $  9,063.4    $9,229.5
                                   ==========  ==========  ==========  ==========  ==========  ==========  ============  ==========
 VA Funds in Guaranteed Interest
   Accounts (1)                     $1,355.0    $1,195.6    $1,087.8    $1,030.8    $  955.9    $  891.7    $    777.9    $  750.8
                                   ==========  ==========  ==========  ==========  ==========  ==========  ============  ==========
 Private Placements Funds (1)       $2,068.3    $2,198.3    $2,268.0    $3,302.8    $3,403.2    $3,714.6    $  3,744.1    $3,963.2
                                   ==========  ==========  ==========  ==========  ==========  ==========  ============  ==========
 Discontinued Funds (1)             $1,556.1    $1,418.5    $1,322.9    $1,263.3    $1,190.0    $1,072.0    $    993.8    $  946.6
                                   ==========  ==========  ==========  ==========  ==========  ==========  ============  ==========

(1) Amounts are included in the annuities Funds Under Management (FUM) table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                     December 31,
                                                          --------------------------------------------------------------------
                                                              2007          2006          2005          2004          2003
                                                          ------------  ------------  ------------  ------------  ------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                    $    358.9    $    364.2    $    353.0    $    332.5    $    329.3
Universal Life                                                  796.4         533.9         354.7         262.0         219.2
Variable Annuities                                              282.6         275.0         281.3         299.0         291.8
Fixed Annuities                                                  12.8          20.3          38.8          46.0          45.2
Participating                                                   566.9         559.0         544.2         577.0         576.3
Offset for Unrealized Investment (Gains) Losses                  63.6           0.3         (16.0)        (86.6)        (94.1)
                                                          ------------  ------------  ------------  ------------  ------------
Total                                                      $  2,081.2    $  1,752.7    $  1,556.0    $  1,429.9    $  1,367.7
                                                          ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                      $    202.4    $    238.8    $    335.5    $    441.1    $    616.9
Death Benefit in Excess of Fund Value, Net of Reinsurance        46.6          51.3          82.1         123.5         183.0
Statutory Reserve, Net of Reinsurance                            12.9          13.2          13.8          15.0          17.3
GAAP Reserve, Net of Reinsurance                           $      1.8    $     10.7    $     10.7    $      9.1    $      7.8

VARIABLE ANNUITY GUARANTEED INCOME BENEFITS
Account Balance                                            $    716.8    $    620.1    $    465.8    $    344.8    $    166.8
Statutory Reserve                                                 6.9           4.4           2.2           0.8           0.1
GAAP Reserve                                                      5.9           3.7           2.2           0.8

VARIABLE ANNUITY GUARANTEED ACCUMULATION BENEFITS
Account Balance                                            $    389.8    $    210.6    $     72.6
Statutory Reserve                                                 2.3           0.8           0.3
GAAP Reserve                                                                   (1.7)          0.3

VARIABLE ANNUITY GUARANTEED WITHDRAWAL BENEFITS
Account Balance                                            $    214.6    $     30.1    $      1.1
Statutory Reserve                                                 0.7           0.1
GAAP Reserve

VARIABLE ANNUITY GUARANTEED PAYOUT ANNUITY FLOOR
Account Balance                                            $     43.4    $     49.8    $     49.9
Statutory Reserve                                                 2.2           2.1           1.9
GAAP Reserve                                                      1.7           1.6           1.3

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2007 (unaudited)
($ in millions)

QUARTERS ENDED

                                                           2006                                           2007
                                     ----------------------------------------------  ----------------------------------------------
                                        March       June      September   December     March        June     September    December
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
DEFERRED ACQUISITION COSTS
Variable Universal Life               $  349.9    $  348.9    $  347.6    $  364.2    $  364.3    $  362.2    $  359.4    $  358.9
Universal Life                           417.7       439.6       465.2       533.9       565.4       601.1       673.4       796.4
Variable Annuities                       281.7       276.4       275.2       275.0       275.9       283.3       286.1       282.6
Fixed Annuities                           38.2        36.6        35.1        20.3        19.4        17.3        15.4        12.8
Participating                            548.1       551.1       554.8       559.0       561.8       564.3       565.3       566.9
Offset for Unrealized Investment
   Gains and Losses                       22.5        57.5         6.6         0.3        (5.0)       31.8        48.7        63.6
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total                                 $1,658.1    $1,710.1    $1,684.5    $1,752.7    $1,781.8    $1,860.0    $1,948.3    $2,081.2
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED
   MINIMUM DEATH BENEFITS
Death Benefit in Excess of
   Fund Value                         $  291.6    $  311.4    $  274.7    $  238.8    $  225.2    $  199.9    $  189.3    $  202.4
Death Benefit in Excess of
   Fund Value, Net of Reinsurance         66.5        75.5        63.4        51.3        48.3        40.7        37.2        46.6
Statutory Reserve, Net of
   Reinsurance                            13.2        14.0        13.7        13.2        13.3        12.9        12.6        12.9
GAAP Reserve, Net of Reinsurance      $    9.3    $   10.5    $   10.6    $   10.7    $   10.9    $   10.2    $   10.2    $    1.8

VARIABLE ANNUITY GUARANTEED
   INCOME BENEFITS
Account Balance                       $  514.7    $  525.8    $  566.1    $  620.1    $  654.5    $  702.4    $  695.3    $  716.8
Statutory Reserve                          2.8         3.4         3.9         4.4         5.0         5.6         6.2         6.9
GAAP Reserve                               2.8         2.0         2.5         3.7         2.2         2.6         4.2         5.9

VARIABLE ANNUITY GUARANTEED
   ACCUMULATION BENEFITS
Account Balance                       $  100.5    $  127.4    $  163.5    $  210.6    $  246.9    $  302.5    $  324.2    $  389.8
Statutory Reserve                          0.4         0.4         0.6         0.8         1.1         1.5         1.8         2.3
GAAP Reserve                               0.4                    (0.3)       (1.7)       (2.5)       (0.2)

VARIABLE ANNUITY GUARANTEED
   WITHDRAWAL BENEFITS
Account Balance                       $    3.0    $    7.2    $   17.4    $   30.1    $   49.1    $   81.6    $  103.7    $  214.6
Statutory Reserve                                                              0.1         0.1         0.2         0.4         0.7
GAAP Reserve

VARIABLE ANNUITY GUARANTEED PAYOUT
   ANNUITY FLOOR
Account Balance                       $   50.2    $   49.2    $   49.6    $   49.8    $   47.5    $   47.6    $   46.6    $   43.4
Statutory Reserve                          2.2         2.6         2.3         2.1         2.2         1.9         2.0         2.2
GAAP Reserve                               1.4         1.5         1.6         1.6         1.5         1.6         1.7         1.7

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                December 31,
                                                        -----------------------------------------------------------
                                                           2007        2006       2005          2004        2003
                                                        ----------  ----------  ----------  -----------  ----------
OPERATING INCOME
Investment Management Fees                               $  147.4    $  154.1    $  182.1    $   219.0    $  205.5
Mutual Funds - Ancillary Fees (1)                            59.8        49.4        41.1         38.8        35.5
Other Revenue                                                 7.4         5.3         4.9          7.2         9.3
                                                        ----------  ----------  ----------  -----------  ----------
Total Revenues                                              214.6       208.8       228.1        265.0       250.3
                                                        ----------  ----------  ----------  -----------  ----------
Employment Expenses                                          85.0        89.4       103.9        132.6       129.6
Distribution & Admin Expenses (2)                            50.1        41.3        35.8         32.9        28.6
Other Operating Expenses (1) (2)                             43.8        43.8        50.6         53.0        58.1
Amortization of Intangibles                                  30.4        32.0        33.2         33.8        33.2
Intangible Asset Impairments                                             32.5        10.6
                                                        ----------  ----------  ----------  -----------  ----------
Total Operating Expenses                                    209.3       239.0       234.1        252.3       249.5
                                                        ----------  ----------  ----------  -----------  ----------
Management Income (Loss)                                      5.3       (30.2)       (6.0)        12.7         0.8
Other Income - Net                                            2.1         1.6         2.2          1.7         2.5
Minority Interest                                                                    (6.7)       (14.3)      (12.0)
                                                        ----------  ----------  ----------  -----------  ----------
Operating Income (Loss), before income taxes                  7.4       (28.6)      (10.5)         0.1        (8.7)
Applicable Income Taxes (Benefit)                             3.3       (10.7)       (4.7)         2.3        (3.3)
                                                        ----------  ----------  ----------  -----------  ----------
OPERATING INCOME (LOSS)                                       4.1       (17.9)       (5.8)        (2.2)       (5.4)
Net Realized Investment Gains (Losses)                       (0.5)        0.8        (0.3)         1.8        (0.3)
Management Restructuring and Early Retirement Costs                      (8.7)       (8.3)        (1.2)       (4.0)
                                                        ----------  ----------  ----------  -----------  ----------
NET INCOME (LOSS)                                        $    3.6    $  (25.8)   $  (14.4)   $    (1.6)   $   (9.7)
                                                        ==========  ==========  ==========  ===========  ==========
Reconciliation of Operating Income to Earnings Before
   Income Taxes, Depreciation and Amortization (EBITDA)
      Operating Income (Loss), before income taxes       $    7.4    $  (28.6)   $  (10.5)   $     0.1    $   (8.7)
      Adjustments for:
         Intangible asset amortization and impairments       30.4        64.5        43.8         33.8        33.2
         Depreciation                                         1.1         1.0         1.7          2.2         2.7
                                                        ----------  ----------  ----------  -----------  ----------
      EBITDA                                             $   38.9    $   36.9    $   35.0    $    36.1    $   27.2
                                                        ==========  ==========  ==========  ===========  ==========

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.

(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                        2006                                              2007
                                  -----------------------------------------------   -----------------------------------------------
                                      March       June     September    December       March       June      September    December
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
OPERATING INCOME
Investment Management Fees         $    36.5   $    37.5   $    42.0   $    38.1     $    36.9   $    37.1   $    36.9   $    36.5
Mutual Funds - Ancillary Fees           10.7        11.6        14.3        12.8          14.3        15.3        15.1        15.1
Other Revenue                            1.3         0.8         1.9         1.3           2.2         1.8         1.9         1.5
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Total Revenues                          48.5        49.9        58.2        52.2          53.4        54.2        53.9        53.1
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Employment Expenses                     22.5        19.9        23.1        23.9          24.0        20.4        20.8        19.8
Distribution & Admin Expenses (1)        8.9         9.1        10.7        12.6          11.6        12.7        12.9        12.9
Other Operating Expenses (1)            11.5        11.5        10.4        10.4          10.1        11.9        10.6        11.2
Amortization of Intangibles              8.0         8.5         7.7         7.8           7.6         7.5         7.5         7.8
Intangible Asset Impairments            32.5
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Total Operating Expenses                83.4        49.1        51.8        54.7          53.3        52.5        51.8        51.7
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Management Income (Loss)               (34.9)        0.8         6.4        (2.5)          0.1         1.7         2.1         1.4
Other Income - Net                       0.3         0.4         0.3         0.6           0.5         0.6         0.5         0.5
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Operating Income (Loss), before
  income taxes                         (34.6)        1.3         6.6        (1.9)          0.6         2.3         2.6         1.9
Applicable Income Taxes (Benefit)      (13.4)        0.6         2.3        (0.2)          0.9         1.0         1.2         0.2
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
OPERATING INCOME (LOSS)                (21.2)        0.7         4.3        (1.7)         (0.3)        1.3         1.4         1.7
Net Realized Investment Gains
  (Losses)                               0.2                     0.2         0.4           0.1         0.2        (0.2)       (0.6)
Management Restructuring and
  Early Retirement Costs                (2.5)       (3.3)       (1.4)       (1.5)
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
NET INCOME (LOSS)                  $   (23.5)  $    (2.6)  $     3.1   $    (2.8)    $    (0.2)  $     1.5   $     1.2   $     1.1
                                  =========== =========== =========== ===========   =========== =========== =========== ===========
Reconciliation of Operating
  Income to Earnings Before
  Income Taxes, Depreciation
  and Amortization (EBITDA)
    Operating Income (Loss),
      before income taxes          $   (34.6)  $     1.3   $     6.6   $    (1.9)    $     0.6   $     2.3   $     2.6   $     1.9
    Adjustments for:
      Intangible asset
        amortization and
        impairments                     40.5         8.5         7.7         7.8           7.6         7.5         7.5         7.8
      Depreciation                       0.5         0.2         0.1         0.2           0.2         0.5         0.2         0.2
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
    EBITDA                         $     6.4   $    10.0   $    14.4   $     6.1     $     8.4   $    10.3   $    10.3   $     9.9
                                  =========== =========== =========== ===========   =========== =========== =========== ===========

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                    December 31,
                                                 ----------------------------------------------------------------------------------
                                                      2007             2006             2005             2004             2003
                                                 --------------   --------------   --------------   --------------   --------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                        $    1,212.3     $    1,141.2     $    1,760.3     $    2,109.9     $    2,268.3
Redemptions and withdrawals                           (2,668.6)        (4,297.5)        (5,722.8)        (5,203.0)        (2,656.6)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Flows                                         (1,456.3)        (3,156.3)        (3,962.5)        (3,093.1)          (388.3)
Performance                                              144.4            593.9            (62.6)           950.3          1,537.5
Acquisitions (dispositions) / Other                      (81.5)            71.0           (158.0)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Change in AUM                                 (1,393.4)        (2,491.4)        (4,183.1)        (2,142.8)         1,149.2
Assets under management, beginning of period           6,841.1          9,332.5         13,515.6         15,658.4         14,509.2
                                                 --------------   --------------   --------------   --------------   --------------
Assets under management, end of period            $    5,447.7     $    6,841.1     $    9,332.5     $   13,515.6     $   15,658.4
                                                 ==============   ==============   ==============   ==============   ==============
Mutual Funds
------------
Deposits and reinvestments                        $    3,596.2     $    2,567.5     $    2,030.4     $    1,673.2     $    1,489.2
Redemptions and withdrawals                           (3,826.2)        (2,828.6)        (2,444.0)        (2,004.5)        (1,683.6)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Flows                                           (230.0)          (261.1)          (413.6)          (331.3)          (194.4)
Performance                                              338.6          1,522.2            184.1            805.9          1,588.8
Money market funds net change in AUM                     502.5         (1,382.8)           (28.4)           (28.9)           (45.2)
Acquisitions (dispositions) / Other                     (143.9)         9,838.3            120.1            105.7            (80.6)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Change in AUM                                    467.2          9,716.6           (137.8)           551.4          1,268.6
Assets under management, beginning of period          21,863.8         12,147.2         12,285.0         11,733.6         10,465.0
                                                 --------------   --------------   --------------   --------------   --------------
Assets under management, end of period            $   22,331.0     $   21,863.8     $   12,147.2     $   12,285.0     $   11,733.6
                                                 ==============   ==============   ==============   ==============   ==============
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                        $    1,237.6     $    1,609.2     $    5,545.1     $    2,885.2     $    3,230.7
Redemptions and withdrawals                           (2,002.1)        (3,504.4)        (6,599.1)        (5,389.2)        (3,505.3)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Flows                                           (764.5)        (1,895.2)        (1,054.0)        (2,504.0)          (274.6)
Performance                                              559.3          1,089.2            367.2          1,140.5          2,333.0

Acquisitions (dispositions) / Other (2)                 (895.2)          (332.6)           (63.3)           234.3            (76.0)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Change in AUM                                 (1,100.4)        (1,138.6)          (750.1)        (1,129.2)         1,982.4
Assets under management, beginning of period          12,294.8         13,433.4         14,183.5         15,312.7         13,330.3
                                                 --------------   --------------   --------------   --------------   --------------
Assets under management, end of period            $   11,194.4     $   12,294.8     $   13,433.4     $   14,183.5     $   15,312.7
                                                 ==============   ==============   ==============   ==============   ==============
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                        $    2,290.0     $    2,423.5     $    1,002.3     $        1.7     $        1.1
Redemptions and withdrawals                             (352.3)        (1,141.7)        (1,157.9)          (659.2)          (303.1)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Flows                                          1,937.7          1,281.8           (155.6)          (657.5)          (302.0)
Performance                                           (2,325.5)           171.5           (258.9)            26.0            327.0
                                                 --------------   --------------   --------------   --------------   --------------
    Net Change in AUM                                   (387.8)         1,453.3           (414.5)          (631.5)            25.0
Assets under management, beginning of period           3,963.1          2,509.8          2,924.3          3,555.8          3,530.8
                                                 --------------   --------------   --------------   --------------   --------------
Assets under management, end of period            $    3,575.3     $    3,963.1     $    2,509.8     $    2,924.3     $    3,555.8
                                                 ==============   ==============   ==============   ==============   ==============
TOTAL:
Deposits and reinvestments                        $    8,336.1     $    7,741.4     $   10,338.1     $    6,670.0     $    6,989.3
Redemptions and withdrawals                           (8,849.2)       (11,772.2)       (15,923.8)       (13,255.9)        (8,148.6)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Flows                                           (513.1)        (4,030.8)        (5,585.7)        (6,585.9)        (1,159.3)
Performance                                           (1,283.2)         3,376.8            229.8          2,922.7          5,786.3
Money market funds net change in AUM                     502.5         (1,382.8)           (28.4)           (28.9)           (45.2)
Acquisitions (dispositions) / Other                   (1,120.6)         9,576.7           (101.2)           340.0           (156.6)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Change in AUM                                 (2,414.4)         7,539.9         (5,485.5)        (3,352.1)         4,425.2
Assets under management, beginning of period          44,962.8         37,422.9         42,908.4         46,260.5         41,835.3
                                                 --------------   --------------   --------------   --------------   --------------
Assets under management, end of period            $   42,548.4     $   44,962.8     $   37,422.9     $   42,908.4     $   46,260.5
                                                 ==============   ==============   ==============   ==============   ==============
Variable Products Change in AUM (included
    in Institutional Products)                    $     (950.3)    $      106.5     $     (342.3)    $      211.6     $      200.4
                                                 ==============   ==============   ==============   ==============   ==============
Money Market balances (1)                         $    6,203.6     $    5,701.1     $      101.4     $      129.8     $      158.6
                                                 ==============   ==============   ==============   ==============   ==============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                   2006                                               2007
                            ---------------------------------------------------  --------------------------------------------------
                               March         June      September     December       March        June       September    December
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments   $   329.1    $   316.1    $   216.5    $   279.5     $   290.4    $   365.5    $   299.0    $   257.4
Redemptions and withdrawals   (1,465.9)    (1,339.1)      (969.6)      (523.0)       (728.1)      (830.6)      (482.8)      (627.1)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Flows                   (1,136.8)    (1,023.0)      (753.1)      (243.5)       (437.7)      (465.1)      (183.8)      (369.7)
Performance                      461.4       (347.6)       169.9        310.2         125.6         74.8         64.4       (120.4)
Acquisitions
  (dispositions) / Other          71.1                                                                                       (81.5)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Change in AUM             (604.3)    (1,370.6)      (583.2)        66.7        (312.1)      (390.3)      (119.4)      (571.6)
Assets under management,
  beginning of period          9,332.5      8,728.2      7,357.6      6,774.4       6,841.1      6,529.0      6,138.7      6,019.3
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
Assets under management,
  end of period              $ 8,728.2    $ 7,357.6    $ 6,774.4    $ 6,841.1     $ 6,529.0    $ 6,138.7    $ 6,019.3    $ 5,447.7
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========

Mutual Funds
------------
Deposits and reinvestments   $   640.5    $   417.4    $   729.3    $   780.4     $ 1,160.7    $ 1,169.3    $   701.2    $   565.0
Redemptions and withdrawals     (620.9)      (612.0)      (881.3)      (714.5)       (881.8)      (978.9)    (1,023.0)      (942.5)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Flows                       19.6       (194.6)      (152.0)        65.9         278.9        190.4       (321.8)      (377.5)
Performance                      349.4       (174.4)       575.8        771.4         298.5         51.0        188.5       (199.4)
Money market funds
  net change in AUM               (0.1)      (276.0)    (1,169.4)        62.7        (364.2)       214.8      1,939.1     (1,287.2)
Acquisitions
  (dispositions) / Other         185.0      9,824.4        (20.9)      (150.2)        (14.0)       (52.0)        13.6        (91.5)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Change in AUM              553.9      9,179.4       (766.5)       749.8         199.2        404.2      1,819.4     (1,955.6)
Assets under management,
  beginning of period         12,147.2     12,701.1     21,880.5     21,114.0      21,863.8     22,063.0     22,467.2     24,286.6
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
Assets under management,
  end of period              $12,701.1    $21,880.5    $21,114.0    $21,863.8     $22,063.0    $22,467.2    $24,286.6    $22,331.0
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========
INSTITUTIONAL PRODUCTS:
Deposits and reinvestments   $   574.6    $   238.8    $   277.7    $   518.0     $   281.3    $   364.4    $   260.2    $   331.7
Redemptions and withdrawals     (940.6)    (1,467.4)      (440.1)      (656.2)       (513.3)      (474.9)      (566.6)      (447.3)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Flows                     (366.0)    (1,228.6)      (162.4)      (138.2)       (232.0)      (110.5)      (306.4)      (115.6)
Performance                      283.7        (65.7)       526.4        344.8         233.8         17.4        251.6         56.5
Acquisitions
  (dispositions)/Other (2)       (14.2)      (114.8)       (41.3)      (162.3)       (261.9)        69.1       (708.2)         5.8
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Change in AUM              (96.5)    (1,409.1)       322.7         44.3        (260.1)       (24.0)      (763.0)       (53.3)
Assets under management,
  beginning of period         13,433.4     13,336.9     11,927.8     12,250.5      12,294.8     12,034.7     12,010.7     11,247.7
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
Assets under management,
  end of period              $13,336.9    $11,927.8    $12,250.5    $12,294.8     $12,034.7    $12,010.7    $11,247.7    $11,194.4
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========
STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments   $    13.8    $   233.5    $ 1,676.2    $   500.0     $ 1,500.0    $   790.0    $     0.0    $     0.0
Redemptions and withdrawals     (196.9)      (468.1)      (157.9)      (318.7)       (299.0)       (20.6)       (17.6)       (15.1)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Flows                     (183.1)      (234.6)     1,518.3        181.3       1,201.0        769.4        (17.6)       (15.1)
Performance                       37.4         14.4         64.6         55.0         (73.7)      (117.9)      (809.3)    (1,324.6)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Change in AUM             (145.7)      (220.2)     1,582.9        236.3       1,127.3        651.5       (826.9)    (1,339.7)
Assets under management,
  beginning of period          2,509.8      2,364.1      2,143.9      3,726.8       3,963.1      5,090.4      5,741.9      4,915.0
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
Assets under management,
  end of period              $ 2,364.1    $ 2,143.9    $ 3,726.8    $ 3,963.1     $ 5,090.4    $ 5,741.9    $ 4,915.0    $ 3,575.3
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========
TOTAL:
Deposits and reinvestments   $ 1,558.0    $ 1,205.8    $ 2,899.7    $ 2,077.9     $ 3,232.4    $ 2,689.2    $ 1,260.4    $ 1,154.1
Redemptions and withdrawals   (3,224.3)    (3,886.6)    (2,448.9)    (2,212.4)     (2,422.2)    (2,305.0)    (2,090.0)    (2,032.0)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Flows                   (1,666.3)    (2,680.8)       450.8       (134.5)        810.2        384.2       (829.6)      (877.9)
Performance                    1,131.9       (573.3)     1,336.7      1,481.4         584.2         25.3       (304.8)    (1,587.9)
Money market funds
  net change in AUM               (0.1)      (276.0)    (1,169.4)        62.7        (364.2)       214.8      1,939.1     (1,287.2)
Acquisitions
  (dispositions)/Other           241.9      9,709.6        (62.2)      (312.5)       (275.9)        17.1       (694.6)      (167.2)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
  Net Change in AUM             (292.6)     6,179.5        555.9      1,097.1         754.3        641.4        110.1     (3,920.2)
Assets under management,
  beginning of period         37,422.9     37,130.3     43,309.8     43,865.7      44,962.8     45,717.1     46,358.5     46,468.6
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------  -----------
Assets under management,
  end of period              $37,130.3    $43,309.8    $43,865.7    $44,962.8     $45,717.1    $46,358.5    $46,468.6    $42,548.4
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========
Variable Products
  Change in AUM
  (included in
  Institutional Products)    $    27.7    $  (188.5)   $    43.5    $   223.8     $   (10.2)   $     5.4    $  (897.3)   $   (48.2)
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========
Money Market balances (1)    $   101.4    $ 6,807.8    $ 5,638.4    $ 5,701.1     $ 5,336.9    $ 5,551.7    $ 7,490.8    $ 6,203.6
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========  ===========

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                                   December 31,
                                                                                    ---------------------------------------
                                                                                        2005          2004          2003
                                                                                    -----------    ----------    ----------
OPERATING INCOME
Operating Gain (Loss)                                                                $     3.5      $   (1.7)     $   (5.8)
Realized Gains on Cash and Stock Distributions                                            21.9           7.4           4.9
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                  (10.6)         13.6          37.1
                                                                                    -----------    ----------    ----------
Equity in Partnership Earnings, before income taxes                                       14.8          19.3          36.2
Applicable Income Taxes                                                                    5.2           6.8          12.7
                                                                                    -----------    ----------    ----------
Operating Income                                                                     $     9.6      $   12.5      $   23.5
                                                                                    ===========    ==========    ==========

---------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                     $    27.6      $   37.7      $   31.0
Equity In Earnings of Partnerships                                                        14.8          19.3          36.2
Distributions                                                                            (68.2)        (50.4)        (32.2)
Sale of Partnership Interests and Transfer to Closed Block                               (91.5)                      (52.2)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block              (13.9)                      (14.3)
                                                                                    -----------    ----------    ----------
Change in Venture Capital Investments                                                   (131.2)          6.6         (31.5)
Beginning Balance                                                                        202.9         196.3         227.8
                                                                                    -----------    ----------    ----------
Ending Balance                                                                       $    71.7      $  202.9      $  196.3
                                                                                    ===========    ==========    ==========

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                             December 31,
                                                                    -------------------------------------------------------------
                                                                       2007        2006         2005         2004        2003
                                                                    ----------  ----------  -----------  -----------  -----------
OPERATING INCOME
Corporate Investment Income                                          $    6.7    $    4.6    $    (0.8)   $     0.4    $     4.3
Interest Expense on Indebtedness                                        (44.2)      (49.2)       (46.6)       (40.8)       (39.6)
Corporate Expenses                                                      (10.8)      (17.3)       (24.6)       (18.9)       (11.0)
Other                                                                     0.8        (0.1)         0.7         (1.5)         1.0
                                                                    ----------  ----------  -----------  -----------  -----------
Operating Loss, before income taxes                                     (47.5)      (62.0)       (71.3)       (60.8)       (45.3)
Applicable Income Tax (Benefit)                                         (29.5)      (21.2)       (26.9)       (23.0)       (18.8)
                                                                    ----------  ----------  -----------  -----------  -----------
OPERATING LOSS                                                          (18.0)      (40.8)       (44.4)       (37.8)       (26.5)
Net Realized Investment Gains (Losses)                                   (5.7)       21.0          4.4         (0.4)         5.8
Realized and Unrealized Gains (Losses) on Equity
   Investment in Aberdeen                                                                         (7.0)        55.9        (55.0)
Share of Aberdeen's Extraordinary Charge for FSA Settlement                                                   (14.7)
Surplus Notes Tender Costs                                                                                     (6.4)
Management Restructuring and Early Retirement Costs                                  (0.4)        (4.1)       (13.4)        (1.9)
                                                                    ----------  ----------  -----------  -----------  -----------
NET INCOME (LOSS)                                                    $  (23.7)   $  (20.2)   $   (51.1)   $   (16.8)   $   (77.6)
                                                                    ==========  ==========  ===========  ===========  ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters Ended


                                                            2006                                          2007
                                      ----------------------------------------------  ---------------------------------------------
                                         March       June      September   December     March       June     September    December
                                      ----------  ----------  ----------  ----------  ---------  ----------  ----------  ----------
OPERATING INCOME
Corporate Investment Income            $    0.2    $    0.8    $    2.2    $    1.4    $   1.5    $    1.5    $    1.8    $    1.9
Interest Expense on Indebtedness          (12.4)      (12.3)      (12.1)      (12.4)      (9.5)      (11.6)      (11.5)      (11.6)
Corporate Expenses                         (5.5)       (3.2)       (4.4)       (4.2)      (2.9)       (5.5)       (1.7)       (0.7)
Other                                       0.3         0.2        (0.5)       (0.1)       1.7        (0.6)        0.1        (0.4)
                                      ----------  ----------  ----------  ----------  ---------  ----------  ----------  ----------
Operating Loss, before income taxes       (17.4)      (14.5)      (14.8)      (15.3)      (9.2)      (16.2)      (11.3)      (10.8)
Applicable Income Tax (Benefit)            (6.1)       (4.2)       (5.8)       (5.1)      (3.6)      (14.8)       (6.2)       (4.9)
                                      ----------  ----------  ----------  ----------  ---------  ----------  ----------  ----------
OPERATING LOSS                            (11.3)      (10.3)       (9.0)      (10.2)      (5.6)       (1.4)       (5.1)       (5.9)
Net Realized Investment Gains (Losses)     14.4         2.5        (4.7)        8.8       11.8        (1.8)       (1.0)      (14.7)
Management Restructuring and Early
  Retirement Costs                                     (0.5)                    0.1
                                      ----------  ----------  ----------  ----------  ---------  ----------  ----------  ----------
NET INCOME (LOSS)                      $    3.1    $   (8.3)   $  (13.7)   $   (1.3)   $   6.2    $   (3.2)   $   (6.1)   $  (20.6)
                                      ==========  ==========  ==========  ==========  =========  ==========  ==========  ==========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2007 (unaudited)
($ in millions)

                                                                                December 31,
                                                    --------------------------------------------------------------------
                                                         2007         2006          2005         2004           2003
                                                    ------------  ------------  ------------  ------------  ------------
REVENUES
Premiums                                             $    798.3    $    839.7    $    928.7    $    990.6    $  1,042.2
Insurance, Investment Management and Product Fees         653.2         560.6         501.8         550.0         541.4
Mutual Fund Ancillary Fees and Other Revenue               67.7          54.8          46.5          46.9          44.8
Net Investment Income                                   1,060.4       1,049.9       1,100.3       1,074.0       1,109.9
Unrealized Gain on Trading Equity Securities                                                         85.9
Net Realized Investment Gains (Losses)                     (6.8)         76.5          34.2          10.8         (98.5)
                                                    ------------  ------------  ------------  ------------  ------------
Total Revenues                                          2,572.8       2,581.5       2,611.5       2,758.2       2,639.8
                                                    ------------  ------------  ------------  ------------  ------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities      1,303.7       1,331.5       1,376.7       1,422.2       1,454.0
Policyholder Dividends                                    380.0         399.1         364.4         404.7         418.8
Policy Acquisition Cost Amortization                      198.7         148.7         132.1         110.2          94.1
Intangible Asset Impairments                                             32.5          10.6
Intangible Asset Amortization                              30.4          32.0          33.8          33.8          33.2
Interest Expense on Indebtedness                           44.2          49.2          46.6          40.8          39.6
Interest Expense on Non-recourse
   Collateralized Obligations                              15.4          18.7          29.4          33.6          48.9
Other Operating Expenses                                  439.9         428.4         482.9         565.8         568.8
                                                    ------------  ------------  ------------  ------------  ------------
Total Expenses                                          2,412.3       2,440.1       2,476.5       2,611.1       2,657.4
                                                    ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing Operations before
   Income Taxes, Minority Interest and equity
   in undistributed losses of affiliates                  160.5         141.4         135.0         147.1         (17.6)
Applicable Income Taxes (Benefit)                          33.1          42.6          27.1          46.0         (18.3)
                                                    ------------  ------------  ------------  ------------  ------------
Income from Continuing Operations before Minority
   Interest and equity in undistributed losses
   of affiliates                                          127.4          98.8         107.9         101.1           0.7
Minority Interest in Net Income of Subsidiaries                                                                    (0.4)
Equity in undistributed losses of affiliates                                                        (10.4)         (1.8)
                                                    ------------  ------------  ------------  ------------  ------------

Income (Loss) from Continuing Operations                  127.4          98.8         107.9          90.7          (1.5)
Discontinued Operations:
   Income (Loss) from Discontinued Operations              (3.5)          1.1           0.5          (4.3)         (4.7)
                                                    ------------  ------------  ------------  ------------  ------------
Net Income (Loss)                                    $    123.9    $     99.9    $    108.4    $     86.4    $     (6.2)
                                                    ============  ============  ============  ============  ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)

Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters Ended

                                                        2006                                              2007
                                  -----------------------------------------------   -----------------------------------------------
                                     March        June     September   December        March       June      September    December
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
REVENUES
Premiums                           $   207.5   $   207.7   $   212.1   $   212.4     $   194.7   $   193.1   $   197.5   $   213.0
Insurance, Investment
  Management and Product Fees          135.7       136.5       144.5       143.9         150.7       155.8       164.5       182.2
Mutual Fund Ancillary Fees and
  Other Revenue                         12.0        12.4        16.2        14.2          16.7        17.2        17.0        16.8
Net Investment Income                  251.2       255.5       261.1       282.1         276.5       262.8       261.1       260.0
Net Realized Investment Gains
  (Losses)                              33.2        17.4         3.1        22.8          24.5        (1.9)        3.9      (33.2)
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Total Revenues                         639.6       629.5       637.0       675.4         663.1       627.0       644.0       638.8
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                   333.9       333.3       333.3       331.0         317.3       316.5       330.8       339.1
Policyholder Dividends                 106.8        95.1        88.0       109.2         103.8        90.3        98.1        87.8
Policy Acquisition Cost
  Amortization                          30.0        43.5        44.7        30.5          43.5        45.9        47.1        62.2
Intangible Asset Impairments            32.5
Intangible Asset Amortization            8.0         8.5         7.7         7.8           7.6         7.5         7.5         7.8
Interest Expense on Indebtedness        12.4        12.3        12.1        12.4           9.5        11.6        11.5        11.6
Interest Expense on Non-recourse
  Collateralized Obligations             4.4         5.1         4.8         4.4           4.0         4.1         3.9         3.4
Other Operating Expenses               112.7       104.8       101.5       109.4         106.8       116.0       102.3       114.9
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Total Expenses                         640.7       602.6       592.1       604.7         592.5       591.9       601.2       626.8
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Income (Loss) from Continuing
  Operations before Income Taxes        (1.1)       26.9        44.9        70.7          70.6        35.1        42.8        12.0
Applicable Income Taxes (Benefit)       (2.8)        7.7        10.9        26.8          20.8         2.3         7.2         2.8
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Income from Continuing Operations        1.7        19.2        34.0        43.9          49.8        32.8        35.6         9.2
Discontinued Operations:
      Income (Loss) from
      Discontinued Operations                        0.4         0.3         0.4           0.8         0.4                    (4.7)
                                  ----------- ----------- ----------- -----------   ----------- ----------- ----------- -----------
Net Income                         $     1.7   $    19.6   $    34.3   $    44.3     $    50.6   $    33.2   $    35.6   $     4.5
                                  =========== =========== =========== ===========   =========== =========== =========== ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FOURTH QUARTER 2007 INCOME STATEMENT
Fourth Quarter 2007 (unaudited)
($ in millions)

Year-to-Date December 31, 2007
                                                              Operating Income                 Exclusions from Operating Income
                                                  ---------------------------------------   --------------------------------------
                                                                                Corporate     Realized
                                                                    Asset           &        Investment              Intra-Segment
                                   Consolidated   Life & Annuity  Management      Other     Gains/Losses    Other     Eliminations
                                   ------------   --------------  ----------   ----------   -------------  --------  -------------
REVENUES
Premiums                            $    798.3      $    798.3
Insurance, Investment
  Management and Product Fees            653.2           506.7     $  147.4     $   (0.4)                              $  (0.5)
Mutual Fund Ancillary Fees and
  Other Revenue                           67.7                         67.7
Net Investment Income                  1,060.4         1,011.4          1.6         30.2                   $  5.1         12.1
Net Realized Investment Losses            (6.8)                                              $   (6.8)
                                   ------------    ------------   ----------   ----------   ----------    --------    ---------
  Total Revenues                       2,572.8         2,316.4        216.7         29.8         (6.8)        5.1         11.6
                                   ------------    ------------   ----------   ----------   ----------    --------    ---------
BENEFITS AND EXPENSES
Policy Benefits and Increase
  in Policy Liabilities                1,303.7         1,296.5                       7.2
Policyholder Dividends                   380.0           375.6                                    4.4
Policy Acquisition Cost
  Amortization                           198.7           198.5                                    0.2
Intangible Asset Amortization             30.4                         30.4
Interest Expense on Indebtedness          44.2                                      44.2
Interest Expense on Non-recourse
  Collateralized Obligations              15.4                                      15.4
Other Operating Expenses                 439.9           230.1        178.9         10.5          3.7         5.1         11.6
                                   ------------    ------------   ----------   ----------   ----------    --------    ---------
  Total Expenses                       2,412.3         2,100.7        209.3         77.3          8.3         5.1         11.6
                                   ------------    ------------   ----------   ----------   ----------    --------    ---------
Income (Loss) from Continuing
  Operations before Income Taxes         160.5           215.7          7.4        (47.5)       (15.1)        0.0          0.0
Applicable Income Taxes (Benefit)         33.1            66.5          3.3        (29.5)        (7.2)
                                   ------------    ------------   ----------   ----------   ----------    --------    ---------
Income (Loss) from Continuing
  Operations                        $    127.4      $    149.2     $    4.1     $  (18.0)    $   (7.9)     $  0.0      $   0.0
                                   ============    ============   ==========   ==========   ==========    ========    =========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Fourth Quarter 2007 (unaudited)
($ in millions, except par value)

                                                                                         December 31,
                                                          -------------------------------------------------------------------------
                                                               2007           2006           2005          2004            2003
                                                          -------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $  11,970.0    $  12,696.8    $  13,404.6    $  13,476.3    $  13,273.0
Available-for-Sale Equity Securities, at fair value              205.3          187.1          181.8          304.3          312.0
Trading Equity Securities, at fair value                                                                       87.3
Mortgage Loans, at unpaid principal balances                      15.6           71.9          128.6          207.9          284.1
Policy Loans, at unpaid principal balances                     2,380.5        2,322.0        2,245.0        2,196.7        2,241.4
Venture Capital Partnerships, at equity in net assets            173.7          116.8          145.1          255.3          234.9
Affiliate Equity and Debt Securities,
at cost plus equity in undistributed earnings                                                                                 41.8
Other Investments                                                417.1          308.3          310.6          371.8          402.0
                                                          -------------  -------------  -------------  -------------  -------------
                                                              15,162.2       15,702.9       16,415.7       16,899.6       16,789.2
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                                  219.1          267.8          304.4        1,278.8        1,350.0
                                                          -------------  -------------  -------------  -------------  -------------
      Total Investments                                       15,381.3       15,970.7       16,720.1       18,178.4       18,139.2
Cash and Cash Equivalents                                        577.7          404.9          301.5          435.0          447.9
Deferred Policy Acquisition Costs                              2,081.2        1,752.7        1,556.0        1,429.9        1,367.7
Goodwill and Other Intangible Assets                             692.7          708.6          763.5          735.6          755.0
Other Assets                                                     653.7          711.7          649.0          630.1          766.2
Separate Account Assets                                       10,820.3        9,458.6        7,722.2        6,950.3        6,083.2
                                                          -------------  -------------  -------------  -------------  -------------
      Total Assets                                         $  30,206.9    $  29,007.2    $  27,712.3    $  28,359.3    $  27,559.2
                                                          =============  =============  =============  =============  =============

LIABILITIES:
Policy Liabilities and Accruals                            $  13,791.2    $  13,515.6    $  13,246.2    $  13,132.4    $  13,088.6
Policyholder Deposit Funds                                     1,808.9        2,228.4        3,060.7        3,492.4        3,642.7
Indebtedness                                                     627.7          685.4          751.9          690.8          639.0
Stock Purchase Contracts                                                                                      131.9          128.8
Other Liabilities                                                551.0          539.1          534.3          583.9          557.1
Non-recourse Collateralized Debt
  Obligation Liabilities                                         317.9          344.0          389.9        1,355.2        1,472.0
Separate Account Liabilities                                  10,820.3        9,458.6        7,722.2        6,950.3        6,083.2
                                                          -------------  -------------  -------------  -------------  -------------
      Total Liabilities and minority interest                 27,917.0       26,771.1       25,705.2       26,336.9       25,611.4
                                                          -------------  -------------  -------------  -------------  -------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value,
  1.0 billion shares authorized;
     114,290,922 shares outstanding (December 31, 2007)            1.3            1.3            1.1            1.0            1.0
Additional paid in capital                                     2,616.1        2,600.2        2,437.6        2,431.6        2,427.8
Accumulated Earnings (Deficit)                                    (9.8)        (111.3)        (193.1)        (285.7)        (355.3)
      Treasury stock, at cost: 11,313,564 shares
         (December 31, 2007)                                    (179.5)        (179.5)        (179.5)        (182.6)        (189.4)
Accumulated Other Comprehensive Income (Loss)                   (138.2)         (74.6)         (59.0)          58.1           63.7
                                                          -------------  -------------  -------------  -------------  -------------
      Total Stockholders' Equity                               2,289.9        2,236.1        2,007.1        2,022.4        1,947.8
                                                          -------------  -------------  -------------  -------------  -------------
      Total Liabilities, Minority Interest and
         Stockholders' Equity                              $  30,206.9    $  29,007.2    $  27,712.3    $  28,359.3    $  27,559.2
                                                          =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Fourth Quarter 2007 (unaudited)
($ millions)

                                                 Total Debt Securities       Public Debt Securities     Private Debt Securities
                                             ----------------------------  --------------------------  --------------------------
                                                12/31/07       12/31/06       12/31/07     12/31/06      12/31/07      12/31/06
                                             -------------  -------------  ------------  ------------  ------------  ------------
DEBT SECURITIES BY CREDIT QUALITY
   (CARRYING VALUE)

AAA/AA/A                                      $   7,483.0    $   7,897.2    $  5,960.0    $  6,214.1    $  1,523.0    $  1,683.1
BBB                                               3,569.5        3,743.7       1,999.7       2,345.4       1,569.8       1,398.3
                                             -------------  -------------  ------------  ------------  ------------  ------------
   Total Investment Grade                        11,052.5       11,640.9       7,959.7       8,559.5       3,092.8       3,081.4
                                             -------------  -------------  ------------  ------------  ------------  ------------
BB                                                  604.3          765.7         507.7         665.7          96.6         100.0
B                                                   227.3          221.4         179.3         175.2          48.0          46.2
CCC and Lower                                        81.2           53.2          33.8          38.7          47.4          14.5
In or Near Default                                   13.1           15.6           6.1          10.1           7.0           5.5
                                             -------------  -------------  ------------  ------------  ------------  ------------
Total Debt Securities                         $  11,978.4    $  12,696.8    $  8,686.6    $  9,449.2    $  3,291.8    $  3,247.6
                                             =============  =============  ============  ============  ============  ============

% Below Investment Grade                             7.7%           8.3%          8.4%          9.4%          6.0%          5.1%
---------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON
   DEBT AND EQUITY SECURITIES
    As of 12/31/07
                                                       Total                  Outside Closed Block            Closed Block
                                             ----------------------------  --------------------------  --------------------------
                                                 Gains         Losses         Gains         Losses        Gains         Losses
                                             -------------  -------------  ------------  ------------  ------------  ------------
Total Debt Securities                         $     269.2    $    (362.0)   $     73.6    $  (190.9)    $    195.6    $   (171.1)
Equity Securities                                    37.0           (4.7)          8.1         (0.6)          28.9          (4.1)
                                             -------------  -------------  ------------  ------------  ------------  ------------
Total Unrealized Gains (Losses)                     306.2         (366.7)         81.7       (191.5)         224.5        (175.2)
                                             -------------  -------------  ------------  ------------  ------------  ------------

Applicable PDO                                      224.5         (175.2)                                    224.5        (175.2)
Applicable DAC (Credit)                              32.3          (93.1)         32.3        (93.1)
Applicable Deferred Income Tax (Benefit)             17.3          (34.4)         17.3        (34.4)
                                             -------------  -------------  ------------  ------------  ------------  ------------
Total Offsets to Net Unrealized
   Gains (Losses)                                   274.1         (302.7)         49.6       (127.5)         224.5        (175.2)
                                             -------------  -------------  ------------  ------------  ------------  ------------
Net Unrealized Gains (Losses)                 $      32.1    $     (64.0)   $     32.1    $   (64.0)    $      0.0    $      0.0
                                             =============  =============  ============  ============  ============  ============
Net Unrealized Losses                         $     (31.9)                  $    (31.9)                 $      0.0
                                             =============                 ============                ============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                                                        December 31,
                                                          -------------------------------------------------------------------------
                                                               2007           2006           2005          2004            2003
                                                          -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                                            $     774.4    $     800.7    $     804.6    $     772.1    $     765.5
Equity Securities                                                  8.2            7.0            7.5            4.5            4.6
Mortgages                                                          1.7            6.2           20.2           22.5           32.6
Policy Loans                                                     179.5          169.3          165.8          167.1          171.7
Venture Capital                                                   27.0            3.3           23.8           25.5           49.1
Cash & Cash Equivalents                                           18.8           16.3            7.6            4.9            7.0
Other Income                                                       8.3
Other Investments (2)                                             43.9           40.0           47.8           48.8           35.0
                                                          -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                 1,061.8        1,042.8        1,077.3        1,045.4        1,065.5
                                                          =============  =============  =============   ============  =============
Discontinued Operations                                            7.5            6.6            4.8            3.6            2.1
Investment Expenses                                                9.6            5.3            6.1            7.9            5.4
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                                $   1,044.7    $   1,030.9    $   1,066.4    $   1,033.9    $   1,058.0
                                                          =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                                   6.6%           6.5%           6.2%           5.9%           6.0%
Equity Securities                                                 4.1%           3.7%           3.0%           1.3%           1.4%
Mortgages                                                        11.0%           8.1%          15.3%          11.0%          11.2%
Policy Loans                                                      7.9%           7.6%           7.7%           7.9%           8.0%
Venture Capital                                                  17.3%           2.7%          12.8%          10.9%          23.0%
Cash & Cash Equivalents                                           4.1%           4.7%           5.2%           1.1%           1.3%
Other Investments (2)                                            11.6%          13.6%          16.4%           7.5%          10.5%
                                                          -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                    7.0%           6.7%           6.6%           6.1%           6.4%
                                                          =============  =============  =============  =============  =============

Investment Expenses and Discontinued Operations                   0.1%           0.1%           0.1%           0.1%           0.1%
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                                6.9%           6.6%           6.6%           6.1%           6.6%
                                                          =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Fourth Quarter 2007 (unaudited)
($ in millions)

Quarters ended

                                                  2006                                               2007
                            -----------------------------------------------    ------------------------------------------------
                               March       June      September     December      March         June      September     December
                            ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------
GAAP NET INVESTMENT INCOME
Debt Securities              $ 195.1     $ 199.0      $ 199.2      $ 207.4      $ 194.0      $ 194.9      $ 195.7      $ 189.8
Equity Securities                0.5         1.3          1.4          3.8          2.4          2.1          0.9          2.8
Mortgages                        0.9         2.3          1.6          1.4          0.7          0.4          0.3          0.3
Policy Loans                    41.1        41.5         43.7         43.0         44.1         43.8         45.5         46.1
Venture Capital                 (2.4)        1.4          1.3          3.0          7.8          6.3          7.9          5.0
Cash & Cash Equivalents          3.3         4.5          4.3          4.2          4.9          4.7          4.3          4.9
Other Income                                                                        4.6          1.2         (0.5)         3.0
Other Investments (2)           10.3         3.0          8.1         18.6         19.0          9.7          6.3          8.9
                            ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Cash and
   Invested Assets             248.8       253.0        259.6        281.4        277.5        263.1        260.4        260.8
                            =========   =========    =========    =========    =========    =========    =========    =========
Discontinued Operations          0.7         2.0          1.9          2.0          2.7          1.8          0.7          2.3
Investment Expenses              1.4         0.7          1.5          1.7          2.3          2.7          2.5          2.1
                            ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Net
   Investment Income         $ 246.7     $ 250.3      $ 256.2      $ 277.7      $ 272.5      $ 258.6      $ 257.2      $ 256.4
                            =========   =========    =========    =========    =========    =========    =========    =========
ANNUALIZED YIELDS
Debt Securities                 6.1%        6.4%         6.5%         6.7%         6.3%         6.4%         6.6%         6.5%
Equity Securities               1.1%        2.9%         2.9%         8.1%         5.2%         4.3%         1.8%         5.6%
Mortgages                       3.0%        9.2%         7.3%         7.3%         6.4%         9.2%         7.1%         7.6%
Policy Loans                    7.6%        7.5%         7.9%         7.7%         7.9%         7.8%         8.0%         8.1%
Venture Capital                -7.1%        4.8%         4.3%        10.3%        27.5%        18.8%        22.2%        12.6%
Cash & Cash Equivalents         4.1%        5.0%         5.1%         4.9%         5.4%         5.5%         4.9%         4.3%
Other Investments (2)          13.6%        3.7%        10.6%        26.9%        26.6%        12.1%         7.2%         9.3%
                            ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Cash and
   Invested Assets              6.2%        6.4%         6.7%         7.2%         7.2%         6.9%         6.9%         6.9%
                            =========   =========    =========    =========    =========    =========    =========    =========
Investment Expenses and
   Discontinued Operations      0.1%        0.0%         0.1%         0.0%         0.1%         0.1%         0.1%         0.1%
                            ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Net Investment
   Income yields                6.1%        6.4%         6.6%         7.2%         7.1%         6.8%         6.8%         6.8%
                            =========   =========    =========    =========    =========    =========    =========    =========

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2007 (unaudited)
($ Millions)

                                                                                       December 31,
                                                               ----------------------------------------------------------
                                                                  2007        2006        2005        2004        2003
                                                               ---------   ---------   ---------   ---------   ----------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                                       $ (46.7)    $  (7.9)    $ (31.2)    $ (15.5)    $  (76.1)
Equity Security Impairments                                        (0.5)                   (2.1)       (1.5)        (4.3)
Mortgage Loan Impairments                                                                  (0.8)      (12.6)        (4.1)
Affiliated Equity Securities                                                                                       (96.9)
Venture Capital Partnerships Impairments                                                                            (4.6)
Real Estate Impairments                                                                                             (6.6)
Debt and Equity Securities Pledged as Collateral Impairments       (0.8)       (1.0)       (1.2)      (16.6)        (8.3)
Other Invested Asset Impairments                                   (3.9)                               (3.3)        (9.9)
                                                               ---------   ---------   ---------   ---------   ----------
   Total Impairment Losses                                        (51.9)       (8.9)      (35.3)      (49.5)      (210.8)
                                                               ---------   ---------   ---------   ---------   ----------
Debt Security Net Transaction Gains (Losses)                       11.6        42.0       (18.0)       28.4         64.7
Equity Security Net Transaction Gains                               9.5        21.9         2.9        14.6         49.2
Venture Capital Net Investment Gains (Losses)                                   2.4       (13.9)                    (9.7)
Mortgage Loan Net Transaction Gains (Losses)                        1.4         3.2                     0.2         (1.3)
Affiliate Equity Security Transactions Gains                       13.7        10.4         3.7
Real Estate Net Transaction Gains (Losses)                          1.4                    (0.6)       (0.8)        (0.2)
Settlement of HRH Stock Purchase Contracts                                                 86.3
Other Invested Asset Net Transactions Gains                         5.7         5.5         6.6         6.3          9.6
Debt and Equity Securities Pledged as Collateral                    1.8                     2.5
                                                               ---------   ---------   ---------   ---------   ----------
Total Net Transactions Gains                                       45.1        85.4        69.5        48.7        112.3
                                                               ---------   ---------   ---------   ---------   ----------
Net Realized Investment Gains (Losses)                             (6.8)       76.5        34.2        (0.8)       (98.5)
                                                               =========   =========   =========   =========   ==========
Closed Block Applicable PDO (Reduction)                             4.4        46.0       (12.4)        3.7         (5.9)
Applicable Deferred Acquisition Costs (Credit)                      0.2        (3.5)       17.6        (0.4)        (4.1)
Applicable Deferred Income Tax (Credit)                            (4.3)       11.7         9.2         3.1        (35.6)
                                                               ---------   ---------   ---------   ---------   ----------
Net Realized Investment Gains (Losses) Included in Net Income   $  (7.1)    $  22.3     $  19.8     $  (7.2)    $  (52.9)
                                                               =========   =========   =========   =========   ==========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2007 (unaudited)
($ Millions)

Quarters ended

                                                          2006                                         2007
                                        -----------------------------------------   ---------------------------------------------
                                          March     June     September   December     March       June     September    December
                                        --------  --------   ---------   --------   --------   ---------   ---------   ----------
REALIZED INVESTMENT GAINS AND LOSSES
Debt Security Impairments                $ (0.9)   $ (2.4)    $  (1.6)    $ (3.0)    $ (1.0)    $ (13.6)    $  (3.8)    $  (28.3)
Equity Security Impairments                                                                        (0.1)       (0.3)        (0.1)
Debt and Equity Securities
   Pledged as Collateral Impairments                                                               (0.8)
Other Invested Asset Impairments                                                                               (1.3)        (2.6)
                                        --------  --------   ---------   --------   --------   ---------   ---------   ----------
   Total Impairment Losses                 (0.9)     (2.4)       (1.6)      (3.0)      (1.0)      (14.5)       (5.4)       (31.0)
                                        --------  --------   ---------   --------   --------   ---------   ---------   ----------
Debt Security Net
   Transaction Gains (Losses)              16.1      15.0         2.8        8.1        3.4         5.4         5.5         (2.7)
Equity Security Net
   Transaction Gains                        3.5                   1.4       17.0        1.3         2.6         2.8          2.8
Venture Capital Net
   Investment Gains (Losses)                          3.8         0.4       (1.8)
Mortgage Loan Net
   Transaction Gains                        3.2                                         1.4
Affiliate Equity Security
   Transactions Gains                      10.0       0.4                              13.7
Real Estate Net
   Transaction Gains (Losses)               0.1       0.1        (0.2)                  1.5        (0.1)
Other Invested Asset Net
   Transactions Gains (Losses)              2.2       0.4         0.2        2.7        4.0         4.0         0.5         (2.8)
Debt and Equity Securities
   Pledged as Collateral                   (1.0)      0.1         0.1       (0.2)       0.2         0.7         0.5          0.4
                                        --------  --------   ---------   --------   --------   ---------   ---------   ----------
Total Net Transactions
   Gains (Losses)                          34.1      19.8         4.7       25.8       25.5        12.6         9.3         (2.3)
                                        --------  --------   ---------   --------   --------   ---------   ---------   ----------
Net Realized Investment
   Gains (Losses)                          33.2      17.4         3.1       22.8       24.5        (1.9)        3.9        (33.3)
                                        ========  ========   =========   ========   ========   =========   =========   ==========
Closed Block Applicable PDO
   (Reduction)                             19.2      13.4         6.0        7.4        6.6        (1.3)        1.1         (2.0)
Applicable Deferred Acquisition
   Costs (Credit)                          (2.6)     (0.2)       (1.1)       0.4       (0.4)        0.3         0.4         (0.1)
Applicable Deferred
   Income Tax (Credit)                      6.2       1.2        (0.7)       5.0        3.9         0.4         0.7         (9.3)
                                        --------  --------   ---------   --------   --------   ---------   ---------   ----------
Net Realized Investment Gains
   (Losses) Included in Net Income       $ 10.4    $  3.0     $  (1.1)    $ 10.0     $ 14.4     $  (1.3)    $   1.7     $  (21.9)
                                        ========  ========   =========   ========   ========   =========   =========   ==========